Exhibit 99.1

ScoutCam LTD.

INTERIM CARVE-OUT FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2019

SCOUTCAM LTD.

TABLE OF CONTENTS

Page
Interim Carve-out Financial Statements – in US Dollars (USD) in thousands
Interim Condensed Carve-out Balance Sheets	F-2 - F-3
Interim Condensed Carve-out Statements of Operations	F-4
Interim Condensed Carve-out Statements of Changes in Shareholders’ (Deficit) Equity	F-5 - F-6
Interim Condensed Carve-out Statements of Cash Flows	F-7
Notes to the Interim Condensed Carve-out Financial Statements	F-8 - F-12

F-1

SCOUTCAM LTD.

INTERIM CONDENSED CARVE-OUT BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
	2019	2018
	USD in thousands
Assets

CURRENT ASSETS:
Cash and cash equivalents	76	-
Accounts receivables	63	90
Inventory	709	81
Prepaid expenses	30	62
Other	23	-
	901	233

NON-CURRENT ASSETS:
Property and equipment, net	28	13
Deferred costs	47	-
Operating lease right-of-use assets	35	-
Severance pay asset	298	270
	408	283

TOTAL ASSETS	1,309	516

The accompanying notes are an integral part of these interim condensed carve-out financial statements.

F-2

SCOUTCAM LTD.

INTERIM CONDENSED CARVE-OUT BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
	2019	2018
	USD in thousands
Liabilities and shareholders’ (deficit) equity

CURRENT LIABILITIES:
Accounts payables	59	19
Parent company	54	-
Contract liabilities	272	200
Operating lease liabilities - short term	12	-
Accrued compensation expenses	266	131
Other accrued expenses	97	32
	760	382
NON-CURRENT LIABILITIES:
Operating lease liabilities - long term	22	-
Liability for severance pay	291	252
	313	252
TOTAL LIABILITIES	1,073	634

SHAREHOLDERS’ (DEFICIT) EQUITY:
Ordinary shares	-	-
Additional paid-in capital	1,120	-
Parent company deficit	-	(118)
Accumulated deficit	(884)	-
TOTAL SHAREHOLDERS’ (DEFICIT) EQUITY	236	(118)

TOTAL LIABILITIES AND SHAREHOLDERS’ (DEFICIT) EQUITY	1,309	516

The accompanying notes are an integral part of these interim condensed carve-out financial statements.

F-3

SCOUTCAM LTD.

INTERIM CONDENSED CARVE-OUT STATEMENTS OF OPERATIONS

(Unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2019	2018	2019	2018
	USD in thousands (except per share data)
Revenues:
Products	43	37	187	136
Services	85	130	85	130
	128	167	272	266
Cost of revenues:
Products	51	56	355	105
Services	85	50	85	50
	136	106	440	155

Gross Profit (Loss)	(8)	61	(168)	111
Research and development expenses	75	40	216	132
Sales and marketing expenses	47	67	130	188
General and administrative expenses	227	49	541	152
Operating loss	(357)	(95)	(1,055)	(361)
Financing expenses, net	(8)	*	(16)	*
Loss before taxes on income	(365)	(95)	(1,071)	(361)
Taxes on income	(1)	*	(2)	(1)
Net Loss	(366)	(95)	(1,073)	(362)
Net loss per ordinary share (basic and diluted, USD)	(0.18)	(0.05)	(0.54)	(0.18)
Weighted average ordinary shares (basic and diluted, in thousands)	2,000	2,000	2,000	2,000

* Less than 1 thousand

The accompanying notes are an integral part of these interim condensed carve-out financial statements.

F-4

SCOUTCAM LTD.

INTERIM CONDENSED CARVE-OUT STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIT) EQUITY

(Unaudited)

Three and Nine Months Ended September 30, 2019

	Ordinary shares		Additional paid-in capital	Parent company deficit	Accumulated deficit	Total Shareholders’ (deficit) equity
	Shares in thousands	USD in thousands
Balance at January 1, 2019	-	-	-	(118)	-	(118)
Net transfer from Parent company				514		514
Net loss				(189)	(884)	(1,073)
Consummation of the Carve-out			207	(207)		-
Share based compensation			25			25
Issuance of shares	2,000	-				-
Sale of assets to Parent company			168			168
Capital contribution from Parent company			720			720
Balance at September 30, 2019	2,000	-	1,120	-	(884)	236

	Ordinary shares		Additional paid-in capital	Parent company deficit	Accumulated deficit	Total Shareholders’ (deficit) equity
	Shares in thousands	USD in thousands
Balance at July 1, 2019	2,000		1,120	-	(518)	602
Net loss					(366)	(366)
Balance at September 30, 2019	2,000	-	1,120	-	(884)	236

F-5

SCOUTCAM LTD.

INTERIM CONDENSED CARVE-OUT STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIT) EQUITY (CONTINUED)

(Unaudited)

Three and Nine Months Ended September 30, 2018

	Ordinary shares		Additional paid-in capital	Parent company deficit	Accumulated deficit	Total Shareholders’ (deficit) equity
	Shares in thousands	USD in thousands
Balance at January 1, 2018	-	-	-	(117)	-	(117)
Net loss				(362)		(362)
Net transfer from Parent company				407		407
Balance at September 30, 2018	-	-	-	(72)	-	(72)

	Ordinary shares		Additional paid-in capital	Parent company deficit	Accumulated deficit	Total Shareholders’ (deficit) equity
	Shares in thousands	USD in thousands
Balance at July 1, 2018	-	-	-	(75)	-	(75)
Net loss				(95)		(95)
Net transfer from Parent company				98		98
Balance at September 30, 2018	-	-	-	(72)	-	(72)

The accompanying notes are an integral part of these interim condensed carve-out financial statements.

F-6

SCOUTCAM LTD.

INTERIM CONDENSED CARVE-OUT STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine months ended
	September 30,
	2019	2018
	USD in thousands
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(1,073)	(362)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation	3	5
Other non-cash items	63	14

CHANGES IN OPERATING ASSET AND LIABILITY ITEMS:
Accounts receivable	27	(31)
Inventory	(628)	11
Prepaid expenses	32	-
Other current assets	(23)	-
Deferred costs	(47)	-
Accounts payables	40	(9)
Parent company	54	-
Contract liabilities	72	(4)
Accrued compensation expenses	135	(15)
Other accrued expenses	65	42
Net cash flows used in operating activities	(1,280)	(349)

CASH FLOWS FROM INVESTING ACTIVITIES:

Change in severance pay asset	(28)	2
Purchase of property and equipment	(18)	-
Net cash flows provided by (used in) investing activities	(46)	2

CASH FLOWS FROM FINANCING ACTIVITIES:
Transfer from Parent company	514	347
Sale of assets to Parent company	168	-
Capital contribution from Parent company	720	-
Net cash flows provided by financing activities	1,402	347

INCREASE (DECREADE) IN CASH AND CASH EQUIVALENTS	76	-
BALANCE OF CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	-	-
BALANCE OF CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	76	-

The accompanying notes are an integral part of these interim condensed carve-out financial statements.

F-7

SCOUTCAM LTD.

NOTES TO THE INTERIM CONDENSED CARVE-OUT FINANCIAL STATEMENTS

NOTE 1 – GENERAL:

a.	ScoutCam Ltd. (the “Company” or “Carve-out business”) was incorporated in Israel on January 3, 2019 and commenced operations during March 2019. Until the said date the Company’s activities were a part of Medigus’s activities as described herein. The Company’s registered office and principal place of business are located in Israel.

Until December 30, 2019, the Company was a wholly-owned subsidiary of Medigus Ltd (“Medigus” or “Parent company”). Medigus is traded on the Nasdaq Capital Market and the TASE (Tel Aviv Stock Exchange).

The Company has developed a range of micro CMOS (complementary metal-oxide semiconductor) and CCD (charge-coupled device) video cameras, including micro ScoutCam™ 1.2. These innovative cameras are suitable for both medical and industrial applications. Based on its proprietary technology, The Company designs and manufactures endoscopy and micro camera systems for partner companies.

Upon its incorporation, the Company issued to the Parent company 1,000,000 Ordinary shares with no par value. On March 2019 the Company issued to the Parent company an additional 1,000,000 Ordinary shares with no par value.

On September 16, 2019, Medigus entered into a Securities Exchange Agreement (the “Exchange Agreement”), by and among Medigus and Intellisense Solutions Inc. a Nevada corporation whose zcommon stock is quoted on the OTC Markets Pink Tier. (“Intellisense”), pursuant to which Medigus assigned, transferred and delivered 100% of its holdings in the Company to Intellisense, in exchange for consideration consisting of shares of Intellisense’s common stock representing 60% of the issued and outstanding share capital of Intellisense immediately upon the closing of the Exchange Agreement (the “Closing”).

The Closing occurred on December 30, 2019 (the “Closing date”). Although the transaction resulted in the Company becoming a wholly owned subsidiary of Intellisense, the transaction constitutes a reverse acquisition as the shareholders of the Company own a substantial majority of the outstanding common shares of Intellisense. The Company is considered accounting acquirer of the merged company.

During December 2019, the Company and the Parent company entered into a certain Amended and Restated Asset Transfer Agreement (the “Amended agreement”). Under the terms of the Amended agreement, the Parent company transferred and assigned certain assets and intellectual property rights.

In the opinion of the Company, the accompanying unaudited interim condensed carve-out financial statements contain all adjustments, consisting of only normal, recurring adjustments, necessary for a fair statement of its financial position as of September 30, 2019, and its results of operations for the three months and nine months ended September 30, 2019, and 2018, and cash flows for the nine months ended September 30, 2019, and 2018. The condensed balance sheet at December 31, 2018, was derived from audited annual carve-out financial statements but does not contain all of the footnote disclosures from the annual carve-out financial statements.

F-8

SCOUTCAM LTD.

NOTES TO THE INTERIM CONDENSED CARVE-OUT FINANCIAL STATEMENTS

NOTE 1 – GENERAL (continued):

b.	During the nine month ended September 30, 2019, the Company incurred losses of USD 1,073 thousand and negative cash flows from operating activities of approximately USD 1,280 thousand. Based on the projected cash flows Management is of the opinion that without further fund raising it will not have sufficient resources to enable it to continue its operating activities including the development, manufacturing and marketing of its products within one year after the issuance date. As a result, there is a substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date.

Management’s plans include continuing commercialization of the Company’s products and securing sufficient financing through the sale of additional equity securities, debt or capital inflows from strategic partnerships and others. There are no assurances however, that the Company will be successful in obtaining the level of financing needed for its operations. If the Company is unsuccessful in commercializing its products and securing sufficient financing, it may need to reduce activities, curtail or even cease operations.

These financial statements have been prepared assuming the Company will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. Accordingly, the carve out financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Accounting Pronouncements Adopted in the Current Period

In February 2016, the FASB issued a new ASU which amended its lease accounting guidance. Under the new lease accounting guidance, lessees are required to recognize a right-of-use asset and a lease liability for all leases, including leases classified as operating leases. The lease liability and the right-of-use asset are measured based on the present value of the lease payments. In addition, disclosures of qualitative and quantitative information about leasing arrangements are required. The new lease accounting guidance also contains amended guidance regarding the identification of embedded leases in service contracts and the identification of lease and non-lease components of an arrangement.

The Company adopted the new lease accounting guidance on January 1, 2019, using a modified retrospective transition approach, with certain practical expedients, and as a result did not adjust prior periods. Following the adoption, the Company recognized right-of-use assets of $19 thousand and lease liabilities of $19 thousand for its operating leases. The new lease accounting guidance had no material impact on the Company’s Condensed Carve out Statements of Operation and no material impact on the Condensed Carve out Statements of Cash Flows.

F-9

SCOUTCAM LTD.

NOTES TO THE INTERIM CONDENSED CARVE-OUT FINANCIAL STATEMENTS

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (continued):

Lease expense for operating leases is recognized on a straight-line basis over the lease term.

The right-of-use assets represent the Company’s right to control the use of an underlying asset for the lease term. The lease liabilities represent the present value of the Company’s future lease payments over the expected lease term, which is determined using the Company’s incremental borrowing rate at the lease commencement date. This rate is determined considering factors such as the lease term, credit standing and the economic environment of the location of the lease.

The Company has elected the short-term lease exception for leases with a term of 12 months or less. As part of this election it will not recognize right-of-use assets and lease liabilities on the balance sheet for leases with terms less than 12 months.

The Company’s leases relate to vehicles leases and to short term lease of Company’s offices. Total cash paid for the amounts included in the measurement of lease liabilities for the three and nine months periods ended on September 30, 2019 were USD 24 thousand and USD 66 thousand, respectively.

As of September 30, 2019, the weighted average remaining lease term for the Company’s leases was 1.2 year and the weighted-average discount rate was 10%.

The components of lease expenses during the periods presented were as follows:

	Three months ended September 30,	Nine months ended September 30,
	2019	2019
	USD in thousands
Operating lease expenses	7	16
Short-term lease expenses	17	50
Total lease expenses	24	66

NOTE 3 – SIGNIFICANT EVENTS OCCURRED DURING THE PERIOD

a.	On June 3, 2019, the Parent company executed a capital contribution on account of additional pain in capital into the Company of an aggregate amount of USD 720 thousand.

b.	On August 27, 2019, the Parent company provided the Company with a line of credit in the aggregate amount of USD 500 thousand and, in exchange, the Company will grant the Parent company a capital note that will bear an annual interest rate of 4%. The repayment of the credit line amount shall be spread over one year in monthly payments beginning on the Closing date. As of September 30, 2019 there were no draw-downs from the line of credit.

c.	On September 3, 2019, a certain Asset Transfer Agreement, by and between the Company and the Parent company dated May 28, 2019, became effective. According to the Asset Transfer Agreement the Company transferred certain assets (property and equipment) with a nil carrying amount to the Parent company in consideration of USD 168 thousand. The assets were then sold to a third party. The excess of the said consideration over the carrying amount was directly recorded to shareholders’ equity.

F-10

SCOUTCAM LTD.

NOTES TO THE INTERIM CONDENSED CARVE-OUT FINANCIAL STATEMENTS

NOTE 4 – REVENUES:

a. Disaggregation of Revenues:

The following table present the Company’s revenues disaggregated by revenue type for the three and nine months ended September 30, 2019 and 2018:

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
	USD in thousands		USD in thousands
Products	43	37	187	136
Services	85	130	85	130
	128	167	272	266

Revenues from products are recognized at a point of time and revenues from services are recognized over time.

b. Contract liabilities:

The Company’s contract liabilities as of September 30, 2019 and December 31, 2018 were as follows:

	September 30,	December 31,
	2019	2018
	USD in thousands
Contract liabilities	272	200

Contract liabilities include advance payments, which are primarily related to advanced billings for development services.

Remaining Performance Obligations

Remaining Performance Obligations (“RPO”) represents contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of September 30, 2019 the total RPO amounted to $890 thousand, which the Company expects to recognize during the next 12 months.

F-11

SCOUTCAM LTD.

NOTES TO THE INTERIM CONDENSED CARVE-OUT FINANCIAL STATEMENTS

NOTE 5 – RELATED PARTIES

On May 30, 2019, the Company entered into an intercompany agreement with the Parent company Medigus (the “Intercompany agreement”) according to which the Company desires to hire and retain certain services from the Parent company. The services incorporated in the Intercompany agreement are: (1) lease of office space and clean room based on actual space utilized by the Company and in shared spaces according to employee ratio. (2) Utilities such as electricity water, IT and communication services based on employee ratio. (3) Car services, including car rental, gas usage, payment for toll roads based on 100% of expense incurred from a Company employee car. (4) External accountant services at a price of USD 6,000 per annum. (5) Directors and officers insurance at a sum of 1/3 of Parent company cost. (6) CFO services at a sum of 50% of Parent company CFO employer cost. (7) Every direct expense of the Company that is paid by the Parent company in its entirety subject to approval of such direct expenses in advance. (8) any other mutual expense that is borne by the parties according to the Respective portion of the Mutual Expense.

The total expenses for the three and nine months periods ended September 30, 2019 was USD 91 thousand and USD 241 thousand, respectively.

NOTE 6 – INVENTORY

Composed as follows:

	September 30,	December 31,
	2019	2018
	USD in thousands
Raw materials and supplies	38	38
Work in progress	671	43
	709	81

During the period ended September 30, 2019, no impairment occurred.

NOTE 7 – LOSS PER SHARE

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders of the Company, by the weighted average number of ordinary shares as described below.

In computing the Company’s diluted loss per share, the numerator used in the basic loss per share computation is adjusted for the dilutive effect, if any, of the Company’s deferred payments liability revaluation to its fair value, as it would have been settled in shares that would result from the assumed issuance of potential ordinary shares. The denominator for diluted loss per share is a computation of the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period.

The loss per share information for three and nine month periods ended September 30, 2018 in these interim condensed carve-out financial statements is reflected and calculated as if the Company had existed since January 1, 2018. Accordingly, loss per share for all periods was calculated based on the number of shares issued on March 2019.

F-12

ScoutCam LTD.

CARVE-OUT FINANCIAL STATEMENTS

SCOUTCAM LTD.

F-1

Report of Independent Registered Public Accounting Firm

To the board of directors and shareholder of ScoutCam Ltd.

Opinion on the Financial Statements

We have audited the accompanying carve-out balance sheets of the ScoutCam business of Medigus Ltd. (the “Company”) as of December 31, 2018 and 2017, and the related carve-out statements of operations, of changes in net parent company deficit and of cash flows for each of the two years in the period ended December 31, 2018, including the related notes (collectively referred to as the “carve-out financial statements”). In our opinion, the carve-out financial statements present fairly, in all material respects, the carve-out financial position of the Company as of December 31, 2018 and 2017, and the carve-out results of its operations and its cash flows for each of the two years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying carve-out financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1b to the carve-out financial statements, the Company has suffered recurring losses from operations and cash outflows from operating activities that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1b. The carve-out financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These carve-out financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s carve-out financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these carve-out financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the carve-out financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the carve-out financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the carve-out financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Kesselman & Kesselman

Certified Public Accountants (Isr.)

A member of PricewaterhouseCoopers International Limited

Tel Aviv, Israel

December 30, 2019

We have served as the Company’s auditor since 2019.

F-2

SCOUTCAM LTD.

CARVE-OUT BALANCE SHEETS

	December 31,
	2018	2017
	USD in thousands

Assets

CURRENT ASSETS:
Accounts receivable	90	5
Inventory	81	56
Prepaid expenses	62	-
	233	61

NON-CURRENT ASSETS:
Property and equipment, net	13	18
Severance pay asset	270	278
	283	296

TOTAL ASSETS	516	357

Liabilities

CURRENT LIABILITIES :
Accounts payable	19	19
Contract liabilities	-	8
Accrued compensation expenses	131	194
Other accrued expenses	32	-
	182	221

NON-CURRENT LIABILITIES:
Contract liabilities	200	-
Liability for severance pay	252	253
	452	253

TOTAL LIABILITIES	634	474

NET ASSETS	(118)	(117)

TOTAL NET PARENT DEFICIT	(118)	(117)

The accompanying notes are an integral part of these carve-out financial statements.

F-3

SCOUTCAM LTD.

CARVE-OUT STATEMENTS OF OPERATIONS

	Year ended December 31,
	2018	2017
	USD in thousands (except per share data)

REVENUES:
PRODUCTS	174	306
SERVICES	217	-
	391	306

COST OF REVENUES:
PRODUCTS	104	162
SERVICES	117	-
	221	162

GROSS PROFIT	170	144
RESEARCH AND DEVELOPMENT EXPENSES	183	199
SALES AND MARKETING EXPENSES	270	279
GENERAL AND ADMINISTRATIVE EXPENSES	240	232
OPERATING LOSS	(523)	(566)
FINANCING INCOME (EXPENSES), NET	*	*
LOSS BEFORE TAXES ON INCOME	(523)	(566)
TAXES ON INCOME	(1)	(1)
NET LOSS	(524)	(567)
Net loss per Ordinary share (basic and diluted, in USD)	(0.26)	(0.28)
Weighted average Ordinary shares (basic and diluted, in thousands)	2,000	2,000

*	Less than 1 thousand

The accompanying notes are an integral part of these carve-out financial statements.

F-4

SCOUTCAM LTD.

CARVE-OUT STATEMENTS OF CHANGES IN NET PARENT COMPANY DEFICIT

Parent Company deficit
USD in thousands
Balance at January 1, 2017	(72)
Net loss	(567)
Net transfers from Parent company	522
Balance at December 31, 2017	(117)
Net loss	(524)
Net transfers from Parent company	523
Balance at December 31, 2018	(118)

The accompanying notes are an integral part of these carve-out financial statements.

F-5

SCOUTCAM LTD.

CARVE-OUT STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2018	2017
	USD in thousands
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	(524)	(567)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation	5	12
Other non-cash items	26	25

CHANGES IN OPERATING ASSET AND LIABILITY ITEMS:
Accounts receivable	(85)	8
Increase in inventory	(25)	(29)
Prepaid expenses	(62)	-
Contract liability	192	5
Accrued compensation expenses	(13)	16
Other accrued expenses	32	-
Net cash flows used in operating activities	(454)	(530)

CASH FLOWS FROM INVESTING ACTIVITIES:
Change in severance pay asset	4	(22)
Net cash flows provided by (used in) investing activities	4	(22)

CASH FLOWS FROM FINANCING ACTIVITIES:
Transfer from Parent company	450	552
Net cash flows provided by financing activities	450	552

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	-	-
BALANCE OF CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	-	-
BALANCE OF CASH AND CASH EQUIVALENTS AT END OF YEAR	-	-

The accompanying notes are an integral part of these carve-out financial statements.

F-6

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 1 – GENERAL:

a.	ScoutCam Ltd. (the “Company” or “Carve-out business”) was incorporated in Israel on January 3, 2019, and commenced operations during March 2019. Until the said date the Company’s activities were a part of Medigus’s activities as described herein. The Company’s registered office and principal place of business are located in Israel.

Until December 30, 2019 the Company was a wholly-owned subsidiary of Medigus Ltd. (“Medigus” or “Parent company”). Medigus is traded on the Nasdaq Capital Market and the TASE (Tel Aviv Stock Exchange).

The Company has developed a range of micro CMOS (complementary metal-oxide semiconductor) and CCD (charge-coupled device) video cameras, including micro ScoutCam™ 1.2. These innovative cameras are suitable for both medical and industrial applications. Based on its proprietary technology, The Company designs and manufactures endoscopy and micro camera systems for partner companies.

Upon incorporation, the Company issued to the Parent company 1,000,000 Ordinary shares with no par value. On March 2019, the Company issued to the Parent company an additional 1,000,000 Ordinary shares with no par value.

On September 16, 2019, Medigus entered into a Securities Exchange Agreement (the “Exchange Agreement”), by and among Medigus and Intellisense Solutions Inc., a Nevada corporation whose common stock is quoted on the OTC Markets Pink Tier (“Intellisense”), pursuant to which Medigus assigned, transferred and delivered 100% of its holdings in the Company to Intellisense, in exchange for consideration consisting of shares of Intellisense’s common stock representing 60% of the issued and outstanding share capital of Intellisense immediately upon the closing of the Exchange Agreement (the “Closing”).

The Closing occurred on December 30, 2019 (the “Closing date”) and has been disclosed as a subsequent event in Note 7a to these carve-out financial statements. Although the transaction resulted in the Company becoming a wholly owned subsidiary of Intellisense, the transaction constitutes a reverse acquisition as the shareholders of the Company own a substantial majority of the outstanding common shares of Intellisense. The Company is considered accounting acquirer of the merged company.

During December 2019, the Company and the Parent company entered into a certain Amended and Restated Asset Transfer Agreement (the “Amended agreement”). Under the terms of the Amended agreement, the Parent company transferred and assigned certain assets and intellectual property rights.

b.	During the year ended December 31, 2018, the Company incurred loss of USD 524 thousand and negative cash flows from operating activities of approximately USD 454 thousand. Based on the projected cash flows Management is of the opinion that without further fund raising it will not have sufficient resources to enable it to continue its operating activities including the development, manufacturing and marketing of its products within one year after the issuance date of these carve-out financial statements. As a result, there is a substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date.

F-7

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 1 – GENERAL (continued):

Management’s plans include continuing commercialization of the Company’s products and securing sufficient financing through the sale of additional equity securities, debt or capital inflows from strategic partnerships and others. There are no assurances however, that the Company will be successful in obtaining the level of financing needed for its operations. If the Company is unsuccessful in commercializing its products and securing sufficient financing, it may need to reduce activities, curtail or even cease operations.

These carve-out financial statements have been prepared assuming the Company will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. Accordingly, the carve-out financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES:

a.	Basis of preparation:

The accompanying carve-out financial statements include the historical accounts of “Carve-out Business,” a division of the Parent company. Throughout the periods included in these Financial Statements, the Carve-out Business operated as part of the Parent company. Separate financial statements have not historically been prepared for Carve-out Business.

These carve-out financial statements have been prepared on a standalone basis and are derived from Medigus’s consolidated financial statements and accounting records. The carve-out financial statements reflect the Company’s financial position, results of operations, changes in net parent deficit and cash flows in accordance with the generally accepted accounting principles in the Unites States (“U.S. GAAP”).

The financial position, results of operations, changes in net parent deficit, and cash flows of Carve-out Business may not be indicative of its results had it been a separate stand-alone entity during the periods presented and do not necessarily reflect the future results of Carve-out business as it will exist following the completion of the transaction described in Note 1.

The carve-out financial statements of the Company include expenses which were allocated from Medigus for certain functions, including general corporate expenses related to corporate strategy, procurement, Information Technology (“IT”), Human Resources (“HR”) and legal. These allocation have been made on the basis of direct usage when identifiable, with the remainder allocated on the basis of headcount. Management believes the expense allocation methodology and results are reasonable and consistently applied for all periods presented. However, these allocations may not be indicative of the actual expenses that would have been incurred by an independent company or of the costs to be incurred in the future.

The Financial Statements include assets and liabilities specifically attributable to the Carve-out Business. The Parent company uses a centralized approach for managing cash and financing operations. Accordingly, a substantial portion of the cash balances are transferred to the Parent company’s cash management accounts regularly and therefore are not included in the financial statements. Transfers of cash between Carve-out business and Parent are included within “Net transfers from Parent company” on the Statements of Cash Flows and the Statements of changes in net parent company deficit.

F-8

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

As these carve-out financial statements have been prepared on a carve-out basis, it is not meaningful to show share capital or provide an analysis of reserves. The amounts reflected in Parent Company deficit in the carve-out statement of changes in net parent deficit refer to net loss for the period attributed to the Company in addition to transactions between the Parent company and the Company.

The accounting policies set out below have, unless otherwise stated, been applied consistently.

b.	Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the carve-out financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates.

c.	Functional currency

A majority of the Company’s revenues is generated in U.S. dollars. The substantial majority of the Company’s costs are incurred in U.S. dollars and New Israeli Shekels (“NIS”). The Company’s management believes that the U.S. dollar is the currency of the primary economic environment in which the Company operates. Thus, the functional currency of the Company is the U.S. dollar.

Transactions and balances originally denominated in U.S. dollars are presented at their original amounts. Balances in non-dollar currencies are translated into U.S. dollars using historical and current exchange rates for non-monetary and monetary balances, respectively. For non-U.S. dollar transactions and other items in the statements of operations (indicated below), the following exchange rates are used: (i) for transactions exchange rates at transaction dates and (ii) for other items (derived from non-monetary balance sheet items such as depreciation and amortization) historical exchange rates. Currency transaction gains and losses are presented in financial income or expenses, as appropriate.

d.	Accounts receivable

Accounts receivable are presented in the Company’s carve-out balance sheet net of allowance for doubtful accounts. The Company estimates the collectibility of its accounts receivable balances and adjusts its allowance for doubtful accounts accordingly.

When revenue recognition criteria are not met for a sale transaction that has been billed, the Company does not recognize deferred revenues or the related account receivable.

As of December 31, 2018, no allowance for doubtful accounts was recorded.

e.	Property and equipment

Property and equipment is stated at cost, net of accumulated depreciation and amortization. Depreciation is calculated on a straight-line basis over the estimated useful lives:

Machinery and equipment – 6-10 years.

F-9

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

f.	Severance pay

Israeli labor law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. Pursuant to section 14 of the Severance Compensation Act, 1963 (“Section 14”), all of the Company’s employees in Israel are entitled to monthly deposits, at a rate of 8.33% of their monthly salary, made in their name with insurance companies. Payments under Section 14 relieve the Company from any future severance payment obligation with respect to those employees and, as such, the Company may only utilize the insurance policies for the purpose of disbursement of severance pay. As a result, the Company does not recognize an asset nor liability for these employees.

The asset and the liability for severance pay presented in the balance sheet reflects employees that began employment prior to Section 14.

The severance pay liability of the Company to its employees that began employment prior to Section 14, based upon the number of years of service and the latest monthly salary and is partly covered by regular deposits with recognized pension funds and deposits with severance pay funds. Under labor agreements, these deposits are in the employees’ names and, subject to certain limitations, are the property of the employees. The liability for employee rights upon retirement covers the severance pay liability of the Company in accordance with labor agreements in force and based on salary components which, in the opinion of management, create entitlement to severance pay. The Company records the obligation as if it were payable at each balance sheet date on an undiscounted basis. The Company may only make withdrawals for the purpose of paying severance.

g.	Inventories

Inventories include raw materials, inventory in process and finished products and are valued at the lower of cost or net realizable value.

The cost is determined on the basis of “first in-first out” basis. Cost of purchased raw materials and inventory in process includes costs of design, raw materials, direct labor, other direct costs and fixed production overheads. Materials and other supplies held for use in the production of inventories are not written down below cost if the finished products in which they will be incorporated are expected to be sold at or above cost.

The Company regularly evaluates its ability to realize the value of inventory based on a combination of factors including the following: forecasted sales or usage, estimated current and future market values.

F-10

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (continued):

h.	Revenue recognition

a)	Revenue measurement

Commencing January 1, 2018, the Company’s revenues are measured according to the ASC 606, “Revenue from Contracts with Customers” (“ASC 606”). Under ASC 606, revenues are measured according to the amount of consideration that the Company expects to be entitled in exchange for transferring promised goods or services to a customer, excluding amounts collected on behalf of third parties, such as sales taxes. Revenues are presented net of VAT.

Until December 31, 2017 revenues were measured in accordance with ASC 605, “Revenue recognition”. The implementation of ASC 606 did not have a material effect on the carve-out financial statements of the Company as the Company’s accounting for revenue recognition remains substantially identical.

b)	Revenue recognition

The Company recognizes revenue when a customer obtains control over promised goods or services. For each performance obligation the Company determines at contract inception whether it satisfies the performance obligation over time or satisfies the performance obligation at a point in time.

Performance obligations are satisfied over time if one of the following criteria is met:

(a) the customer simultaneously receives and consumes the benefits provided by the Company’s performance; (b) the Company’s performance creates or enhances an asset that the customer controls as the asset is created or enhanced; or (c) the Company’s performance does not create an asset with an alternative use to the Company and the Company has an enforceable right to payment for performance completed to date.

If a performance obligation is not satisfied over time, a Company satisfies the performance obligation at a point in time.

The transaction price is allocated to each distinct performance obligations on a relative standalone selling price (“SSP”) basis and revenue is recognized for each performance obligation when control has passed. In most cases, the Company is able to establish SSP based on the observable prices of services sold separately in comparable circumstances to similar customers and for products based on the Company’s best estimates of the price at which the Company would have sold the product regularly on a stand-alone basis. The Company reassesses the SSP on a periodic basis or when facts and circumstances change.

Product Revenue

Revenues from product sales are recognized when the customer obtains control of the Company’s product, typically upon shipment to the customer. Taxes collected from customers relating to product sales and remitted to governmental authorities are excluded from revenues.

Service Revenue

The Company also generates revenues from development services. Revenue from development services is recognized over the period of the applicable service contract. There are no long-term payment terms or significant financing components of the Company’s contracts.

The Company’s contract payment terms for product and services vary by customer. The Company assesses collectibility based on several factors, including collection history.

F-11

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued):

i.	Cost of revenues

Cost of revenue consists of products purchased from sub-contractors, raw materials for in-house assembly line, shipping and handling costs to customers, salary, employee-related expenses, depreciation and overhead expenses.

j.	Research and development costs

Research and development costs are expensed as incurred and includes salaries and employee-related expenses, overhead expenses, material and third-party contractor’s charges related to.

k.	Income taxes

Income taxes are accounted for using the asset and liability approach under ASC-740, “Income Taxes” (“ASC-740”). The asset and liability approach require the recognition of taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns.

The measurement of current and deferred tax liabilities and assets is based on provisions of the relevant tax law. The measurement of deferred tax assets is reduced, if necessary, by the amount of any tax benefits that, based on available evidence, are not expected to be realized.

ASC-740 also clarifies the accounting and reporting for uncertainties in income tax. ASC-740 prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.

F-12

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued):

l.	Legal contingencies

From time to time, the Company becomes involved in legal proceedings or is subject to claims arising in its ordinary course of business. Such matters are generally subject to many uncertainties and outcomes are not predictable with assurance. The Company accrues for contingencies when the loss is probable, and it can reasonably estimate the amount of any such loss. The Company is currently not a party to any material legal or administrative proceedings and, is not aware of any material pending or threatened material legal or administrative proceedings against the Company.

m.	Loss per share

Basic loss per share is computed by dividing net loss attributable to ordinary shareholders of the Company, by the weighted average number of ordinary shares as described below.

In computing the Company’s diluted earnings per share, the numerator used in the basic earnings per share computation is adjusted for the dilutive effect, if any, of the Company’s of potential ordinary shares. The denominator for diluted earnings per share is a computation of the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period.

The loss per share information in these carve-out financial statements is reflected and calculated as if the Company had existed since January 1, 2017. Accordingly, loss per share for all periods was calculated based on the number of shares issued on March 2019.

n.	Accounting pronouncements issued but not yet adopted

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2016-02, Leases (Topic 842), which supersedes the existing guidance for lease accounting, Leases (Topic 840). The guidance requires entities to record lease assets and lease liabilities on the balance sheet and disclose key information about leasing arrangements. In September 2017, the FASB issued additional amendments providing clarification and implementation guidance. The guidance will become effective for interim and annual periods beginning after December 15, 2018 (early adoption is permitted) and is required to be adopted at the earliest period presented using a modified retrospective approach. In January 2018, the FASB issued an update that permits an entity to elect an optional transition practical expedient to not evaluate land easements that existed or expired before the entity’s adoption of the new standard and that were not previously accounted for as leases. In July 2018, the FASB issued codification improvements, which clarify how to apply certain aspects of the new lease standard. In July 2018, the FASB issued targeted improvements, which provides with an additional (and optional) transition method to adopt the new lease requirements by allowing entities to initially apply the requirements by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The Company adopted this standard as of January 1, 2019, which resulted with an immaterial impact to the Company’s balance sheet, statement of income and statement of cash flows. The Company has elected the short-term lease exception for leases with a term of 12 months or less. As part of this election it will not recognize right-of-use assets and lease liabilities on the balance sheet for leases with terms less than 12 months.

F-13

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 3 - INVENTORY:

Composed as follows:

	December 31,
	2018	2017
	USD in thousands
Raw materials and supplies	38	53
Work in progress	43	-
Finished goods	-	3
	81	56

During the years ended 2018 and 2017, no impairment occurred.

NOTE 4 - PROPERTY AND EQUIPMENT, NET:

Property, plant and equipment, net consisted of the following:

	December 31,
	2018	2017
	USD in thousands
Cost: machinery and equipment	286	286
Less: accumulated deprecation	(273)	(268)
Total property and equipment, net	13	18

Depreciation expenses were USD 5 thousand and USD 12 thousand in the years ended December 31, 2018 and 2017, respectively.

NOTE 5 - REVENUES:

a. Disaggregation of Revenues:

The following table present the Company’s revenues disaggregated by revenue type for the years ended December 31, 2018 and 2017:

	Year ended on December 31,
	2018	2017
	USD in thousands
Products	174	306
Services	217	-
	391	306

Revenues from products are recognized at a point of time and revenues from services are recognized over time.

F-14

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 5 – REVENUES (continued):

b. Contract liabilities:

The Company’s contract liabilities as of December 31, 2018 and 2017 were as follows:

	December 31,
	2018	2017
	USD in thousands
Contract liabilities	200	8

Contract liabilities include advance payments, which are primarily related to advanced billings for development services.

Revenue recognized in 2018 that was included in deferred revenue balance as of January 1, 2018 was USD 8 thousand.

Remaining Performance Obligations

Remaining Performance Obligations (“RPO”) represents contracted revenue that has not yet been recognized, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods. As of December 31, 2018 the total RPO amounted to USD 650 thousand, which the Company expects to recognize during financial year 2020.

NOTE 6 - ENTITY WIDE DISCLOSURES:

ASC 280, “Segment Reporting,” establishes standards for reporting information about operating segments. The Company manages its business based on one operating segment and derives revenues from sales of products and services developing minimally invasive endosurgical tools and highly innovative imaging solutions.

a.	Revenues by geographical area (based on the location of customers)

The following is a summary of revenues within geographic areas:

	Year ended on December 31,
	2018	2017
	USD in thousands
United States	300	112
South Korea	7	52
Israel	12	22
Other	72	120
	391	306

F-15

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 6 - ENTITY WIDE DISCLOSURES (continued):

b.	Major customers

Set forth below is a breakdown of Company’s revenue by major customers (major customer –revenues from these customers constituted at least 10% of total revenues in a certain year):

	Year ended on December 31,
	2018	2017
	USD in thousands
Customer A	134

Customer B	92

Customer C		41

Customer D		31

NOTE 7 - SUBSEQUENT EVENTS:

a.	On September 16, 2019, Medigus entered into a Securities Exchange Agreement (the “Exchange Agreement”), by and among Medigus and Intellisense Solutions Inc., a Nevada corporation (“Intellisense”), pursuant to which Medigus assigned, transferred and delivered 100% of its holdings in ScoutCam to Intellisense, in exchange for consideration consisting of shares of Intellisense’s common stock representing 60% of the issued and outstanding share capital of Intellisense immediately upon the closing of the Exchange Agreement (the “Closing”). The Exchange Agreement is conditioned on certain obligations by the respective parties, including that Intellisense will have at least USD 3 million in cash on hand upon Closing, Intellisense will bear the costs and expenses in connection with the execution of the Exchange Agreement, and, relatedly, Intellisense has undertaken to secure at least USD 3 million in funding prior to the Closing, of which will be based on a pre-money valuation of USD 10 million of Intellisense on a post-Closing basis. In addition, the Exchange Agreement provides that if ScoutCam achieves USD 33 million in sales in the aggregate within the first three years immediately subsequent to the Closing, Intellisense will issue to the Medigus additional shares of Intellisense’s common stock representing 10% of Intellisense’s issued and outstanding share capital as reflected on the date of the Closing.

On November 1, 2019, Medigus announced that Intellisense informed Medigus that it secured commitments for a USD 3.5 million investment at a pre-money valuation of USD 10 million for ScoutCam.

F-16

SCOUTCAM LTD.

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

NOTE 7 - SUBSEQUENT EVENTS (continued):

b.	On May 30, 2019, the Company entered into an intercompany agreement with the Parent company Medigus (the “Intercompany agreement”) according to which the Company desires to hire and retain certain services from the Parent company. The services incorporated in the Intercompany agreement are: (1) lease of office space and clean room based on actual space utilized by the Company and in shared spaces according to employee ratio. (2) Utilities such as electricity water, IT and communication services based on employee ratio. (3) Car services, including car rental, gas usage, payment for toll roads based on 100% of expense incurred from a Company employee car. (4) External accountant services at a price of USD 6,000 per annum. (5) Directors and officers insurance at a sum of 1/3 of Parent company cost. (6) CFO services at a sum of 50% of Parent company CFO employer cost. (7) Every direct expense of the Company that is paid by the Parent company in its entirety subject to approval of such direct expenses in advance. (8) any other mutual expense that is borne by the parties according to the Respective portion of the Mutual Expense.

c.	On June 3, 2019, the Parent company executed a capital contribution on account of additional paid in capital into the Company of an aggregate amount of USD 720 thousand.

d.	On August 27, 2019, the Parent company provided the Company with a line of credit in the aggregate amount of USD 500 thousand, and, in exchange, the Company will grant the Parent company a capital note that will bear an annual interest rate of 4%. The repayment of the credit line amount shall be spread over one year in monthly payments beginning on the Closing date.

e.	On September 3, 2019, a certain Asset Transfer Agreement, by and between the Company and the Parent company dated May 28, 2019, became effective. According to the Asset Transfer Agreement the Company transferred certain assets (property and equipment) with a nil carrying amount to the Parent company in consideration of USD 168 thousand. The assets were then sold to a third party. The excess of the said consideration over the carrying amount was directly recorded to shareholders’ equity.

f.	Subsequent events were evaluated until December 31, 2019, which is the issuance date of the carve-out financial statements.

F-17